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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ____________________________

                                   FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

      Date of Report (Date of earliest event reported): November 21, 1999


                          Digital Insight Corporation
            (Exact name of Registrant as specified in its charter)


                        Commission file number: 0-27459


              Delaware                                        77-0493142
  (State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification Number)

                               26025 Mureau Road
                              Calabasas, CA 91302
            (Address of principal executive offices with zip code)

                                (818) 871-0000
             (Registrant's telephone number, including area code)
             ____________________________________________________
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ITEM 5. OTHER EVENTS

     On November 22, 1999, Digital Insight Corporation ("Digital Insight") and nFront, Inc. ("nFront") announced that they had entered into an Agreement and Plan of Merger and Reorganization, dated as of November 21, 1999 (the "Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of Digital Insight with and into nFront (the "Merger") pursuant to which nFront will become a wholly-owned subsidiary of Digital Insight. A copy of the joint press release of Digital Insight and nFront with respect to the Merger is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS.

     2. Agreement and Plan of Merger and Reorganization dated as of November 21, 1999, by and among Digital Insight Corporation, Black Transitory Corporation and nFront, Inc.

     99.1 Press Release dated November 22, 1999.


                                  SIGNATURES

  In accordance with the requirements of the Securities Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          DIGITAL INSIGHT CORPORATION

Date: November 23, 1999   By: /s/  Paul Fiore
                              --------------------

                              Paul Fiore
                              Executive Vice President

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                               INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------

2. Agreement and Plan of Merger and Reorganization dated as of November 21, 1999, by and among Digital Insight Corporation, Black Transitory Corporation and nFront, Inc.

99.1 Press Release dated November 22, 1999 announcing the execution of the Agreement and Plan of Merger and Reorganization.